EXHIBIT 10.8

FIRST AMENDMENT

          THIS FIRST AMENDMENT (this “Amendment”) dated as of December 31, 2007 is entered into among PROSPECT CAPITAL FUNDING LLC, a Delaware limited liability company, as borrower (the “Borrower”), PROSPECT CAPITAL CORPORATION, a Maryland corporation, as servicer (in such capacity, the “Servicer”); each financial institutions party to the Loan and Servicing Agreement referred to below as a “Lender” (collectively, the “Lenders”), and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

          Reference is made to that certain Loan and Servicing Agreement, dated as of June 6, 2007 (as the same has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Loan and Servicing Agreement”), among the Borrower, the Servicer, the Lenders and the Administrative Agent. Unless otherwise defined herein, terms used herein shall have the meanings assigned in the Loan and Servicing Agreement.

          The Borrower, the Servicer, the Lenders and the Administrative Agent have agreed to amend the Loan and Servicing Agreement on the terms and conditions set forth herein.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendments to Loan and Servicing Agreement. Effective the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Loan and Servicing Agreement is hereby amended as follows:

          (a) The definition of “Eligible Loan” set forth in Section 1.1 of the Loan and Servicing Agreement is amended by deleting clause (ix) of such definition and substituting, in lieu thereof, the following:

          (ix) the Loan, together with the related Loan Documents, (A) is fully assignable (and if such Loan is secured by an interest in real property, an Assignment of Mortgage executed in blank has been delivered to the Collateral Custodian); provided that (x) Related Property securing such Loan may be subject to rights of consent of third parties to the assignment thereof so long as, in the judgment of the Administrative Agent, such Related Property and such rights are not material to the credit quality of such Loan and the Borrower is using reasonable commercial efforts to obtain such consents and (y) in the case of a Qualified Agented Loan, the assignment of such Loan may be subject to rights of consent of the agent with respect to such Qualified Agented Loan and the related Obligor, so long as such consents may not, by the terms of the applicable Loan Documents, be unreasonably withheld or delayed and the related Obligor shall not have such a right of consent if an event of default or similar event (however denominated) shall have occurred with respect to such Loan, and (B) the Originator shall have delivered to the Borrower and the Administrative Agent an opinion of counsel as to certain matters relating to the transferability of such Loan, which opinion shall (x) be delivered by counsel which represented the Originator in connection with the closing of such Loan or by other counsel acceptable to the Administrative Agent and (y) contain the opinions set forth in Exhibit L hereto and such other opinions and qualification as shall be reasonably acceptable to the Administrative Agent;

          (b) The definition of “Excess Concentration Amount” set forth in Section 1.1 of the Loan and Servicing Agreement is amended by deleting clauses (i) and (ii) of such definition and substituting, in lieu thereof, respectively, the following:

          (i) the aggregate amount by which the Outstanding Loan Balances of Eligible Loans included as part of the Collateral, the Obligors of which are residents of any one state of the United States exceeds (A) 65% of the Aggregate Outstanding Loan Balance in the case of Texas or (B) 30% of the Aggregate Outstanding Loan Balance for any other state;

          (ii) the aggregate amount by which the Outstanding Loan Balances of Eligible Loans included as part of the Collateral, the Obligors of which are residents of Canada exceeds 40% of the Aggregate Outstanding Loan Balance.

          (c) Section 1.1 of the Loan and Servicing Agreement is amended by adding the following definition immediately following the definition of the term “Purchasing Lender”:

          “Qualified Agented Loan” means a Loan which (I) (a) was originated as a part of a syndicated loan transaction in accordance with the terms of the Management Manual, (b) the applicable Loan Documents provide for a lead agent and, if such Loan is secured, a collateral agent that in each case (i) is not an Affiliate of the Originator, the Borrower or the related Obligor, (ii) is either (A) a bank or other financial institution, the long-term unsecured senior debt of which is rated at least A by S&P and A3 by Moody’s, (B) a bank or other financial institution having a holding company that, as of the date of determination, had been listed among the first 20 institutions by rank on the list of syndication agents and arrangers (U.S. Agent Only Volume) in the Gold Sheets published by Reuters Loan Pricing Corporation (or any successor to such list approved by the Administrative Agent) in any month within the past 12 months of such date of determination or (C) has been consented to as agent with respect to such Loan by the Administrative Agent (such consent not to be unreasonably withheld), and (iii) in each such capacity is agent for all lenders in such syndicated loan transaction and receives payment directly from the Obligor thereof on behalf of such lenders, (c) the right to control the actions of and replace the lead agent and, if applicable, the collateral agent in such syndicated loan transaction is to be exercised by at least a majority in interest of all lenders in such syndicated loan transaction, (d) such Loan consists of 50% or less of the aggregate principal amount of loans issued in such syndicated loan transaction of equal priority with such Loan, and (e) there are in the aggregate, six or more lenders (for which purposes Affiliates shall be treated as a single lender and a lender and special purpose entities sponsored or administered by such lender shall be treated as a single lender) providing loans in all tranches (inclusive of the tranche which includes such Loan) of such syndicated loan transaction, or (II) in the sole discretion of the Administrative Agent and at the request of the Borrower, shall be designated as a Qualified Agented Loan.

          (d) Section 2.1(b) of the Loan and Servicing Agreement is amended by deleting the first sentence thereof and substituting, in lieu thereof, the following:

Such Funding Request shall be delivered not later than five (5) Business Days prior to the requested Funding Date; provided that with respect to not more than two Funding Dates in any calendar week, a Funding Request may be delivered in respect of Advances to be applied to fund one or more Pre-Positioned Loans not later than 10:00 a.m. (New York City time) on the Funding Date.

          (e) Section 3.2(a) of the Loan and Servicing Agreement is amended by deleting clauses (ii) and (iii) of such Section and substituting, in lieu thereof, respectively, the following:

          (ii) Obligors in respect of Eligible Loans included as part of the Collateral shall be in not fewer than five (5) different Industries;

          (iii) After given effect to such Advance, no more than three (3) Loans shall then be Pre-Positioned Loans; and

          (f) The Loan and Servicing Agreement is amended by adding as Exhibit L to the Loan and Security Agreement Exhibit L to this Amendment.

          SECTION 2. Effective Date Conditions Precedent. The amendments set forth in Section 1 above shall become effective on the date as of which the Agent shall have received counterpart signature pages executed by each party hereto (the “Effective Date”).

          SECTION 3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Agent and the Lenders on the date hereof and on the Effective Date that this Amendment constitutes and, as of the Effective Date, the Loan and Servicing Agreement, as amended hereby, will constitute, the legal, valid and binding obligations of each of the Borrower and the Servicer enforceable against the Borrower and the Servicer in accordance with its respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          SECTION 4. Reference to and Effect on the Transaction Documents. Upon effectiveness of this Amendment, each reference in the Loan and Servicing Agreement or any other Transaction Document, as applicable to “this Agreement”, “the Loan and Servicing Agreement”, “hereunder”, “thereunder”, “hereof”, therein”, “herein” or words of like import shall mean and be a reference to the Loan and Security Agreement as amended hereby. The Loan and Servicing Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          SECTION 5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          SECTION 6. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[Signature pages follow]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

PROSPECT CAPITAL CORPORATION

By:	/s/Grier Eliasek
Name: Grier Eliasek
Title: President

PROSPECT CAPITAL FUNDING LLC

By:	/s/Grier Eliasek
Name: Grier Eliasek
Title: President

Signature Pages to First Amendment

COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., “RABOBANK
NEDERLAND”, NEW YORK BRANCH, as
Administrative Agent and as Lender

By:	/s/Jeffrey C. Bazoian
Name: Jeffrey C. Bazoian
Title: Executive Director

By:	/s/Brett Delfino
Name: Brett Delfino
Title: Executive Director

Signature Pages to First Amendment